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                                                                      Exhibit 24


                                POWER OF ATTORNEY

               KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each of Albert P.L. Stroucken, Raymond A. Tucker and Richard C. Baker, with full power to each act without the other, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) thereto, relating to the offering of 1,500,000 shares of Common Stock of H.B. Fuller Company pursuant to the H.B. Fuller Company Year 2000 Stock Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

               Dated: October 19, 2000


Signature:                                     Title:
----------                                     ------

/s/ Albert P.L. Stroucken
------------------------------------           Chairman of the Board,
Albert P.L. Stroucken                          President and Chief Executive
                                               Officer and Director
                                               (principal executive officer)
/s/ Raymond A. Tucker
------------------------------------           Senior Vice President,
Raymond A. Tucker                              Chief Financial Officer
                                               (principal financial officer)
/s/ David J. Maki
------------------------------------           Vice President and Controller
David J. Maki                                  (principal accounting officer)


------------------------------------           Director
Anthony L. Andersen

/s/ Norbert R. Berg
------------------------------------           Director
Norbert R. Berg

/s/ Edward L. Bronstien, Jr.
------------------------------------           Director
Edward L. Bronstien, Jr.

/s/ Robert J. Carlson
------------------------------------           Director
Robert J. Carlson

/s/ Freeman A. Ford
------------------------------------           Director
Freeman A. Ford


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------------------------------------           Director
Gail D. Fosler

/s/ Reatha Clark King
------------------------------------           Director
Reatha Clark King

/s/ Walter Kissling
------------------------------------           Director
Walter Kissling

/s/ John J. Mauriel, Jr.
------------------------------------           Director
John J. Mauriel, Jr.

/s/ Lee R. Mitau
------------------------------------           Director
Lee R. Mitau